                                                                  Exhibit 10.158

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SELLER'S NAME AND ADDRESS                                                     BUYER'S NAME AND ADDRESS
=================================================================================================================================
               Name:  Arnold Machinery                                Legal Name(s):  Ready Mix, Inc.

     Street Address:  4136 Donovan Way                               Street Address:  3430 E. Flamingo Road, Suite 100

 (Place of Business)                                             (Place of Business)

    Mailing Address:  Same as above                                 Mailing Address:  Same as above

               City:  N. Las Vegas   State:  NV   Zip:  89030                  City:  Las Vegas  County: Clark State: NV Zip: 89121

          Telephone:  702-642-9000   Fax 702-642-8808                     Telephone:  702-433-2090  Fax 702-433-0189

   Distributor Code:  C05856                                             Fed. ID No.  86-0830443

                                                                 State of Formation:  Nevada
=================================================================================================================================
Arnold Machinery Company                                                        Ready Mix Inc.
Seller:                                                                         Buyer:

                                                                                /s/ KENNETH D. NELSON
-----------------------------------------                                       -----------------------------------------
Signature                                                                       Signature

                                                                                KENNETH D. NELSON, VICE PRESIDENT
-----------------------------------------                                       -----------------------------------------
Title                                                                           Printed Name and Title(s)
09/__/0l                                                                        09/28/0l
Date                                                                            Date

NOTICE TO BUYER: l. Liability Insurance coverage for bodily injury and property damage is not included in this Contract. 2. Do not sign this Contract before reading or if the Contract is not complete. 3. You are entitled to an exact and completely filled in copy of the contract you sign. 4. Keep this Contract to protect your legal rights. 5. Additional terms are set forth below,

                    ADDITIONAL TERMS OF CREDIT SALES CONTRACT

Assignment and Waiver of Defenses: Buyer acknowledges receipt of notice that Seller is assigning this Contract immediately upon execution to Volvo Commercial Finance LLC The Americas, whose primary place of business is located in North Carolina ("Assignee") and that: (a) Assignee has all of Seller's rights and remedies, and all of Buyer's agreements. representations and warranties shall be deemed to have been made to Assignee as if Assignee were a party to this Contract; (b) Seller is not Assignee's agent for any purposes; (c) Seller will not have any power or authority to modify any term of this Contract: (d) Buyer will not assert any claims or defenses Buyer may have against Seller or any other party and will settle all claims, defenses, set-offs; and counterclaims it may have against Seller or the manufacturer of the Units (the "Manufacturer"), including, but not limited to, defects in the Units, directly and solely with Seller or the Manufacturer; (e) Assignee any compensate Seller in excess of the Amount Financed in exchange for assignment of this Contract; (f) Assignee's decision to purchase this Contract from Seller relies, in part, upon the warranties and agreements made by Buyer: and (g) All references to "Seller" in this Agreement (other than Seller's obligation to sell the Units to Buyer) shall be deemed to refer to Assignee and its successors and assigns.

No Warranties: THERE ARE NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OTHER THAN THOSE MADE BY THE MANUFACTURER OF THE COLLATERAL. Buyer acknowledges that it is not relying on any representations from Seller (or any other party) relating to financing made under this Contract.

Buyer's Representations: Buyer warrants and represents that: (a) Buyer is indebted for the Total Obligation shown on line 14; (b) except for the security interest granted to Seller, Units will remain free from all liens and security interests; (c) all information supplied by Buyer in any financial, credit or accounting statement to Seller are and will be true, correct and genuine, and Buyer consents to the ongoing review of Buyers credit reports during the term of this Contract; (d) Units are to be used only for business purposes; (e) Buyer has full authority to enter into this Contract and in so doing it is not violating any law, regulation or agreement and has taken all necessary and appropriate actions to make this Contract binding and enforceable against Buyer in accordance with its terns; and (f) my Units traded in are owned by Buyer and free of all security interests and liens except as stated.

Buyer's Agreements: Buyer agrees: (a) to defend at its own cost any action, proceeding or claim affecting the Units; (b) to maintain the Units in good operating condition, repair, and appearance, all in conformity, with all governmental regulations, insurance policies, and Manufacturer's warranties; (c) to promptly pay all taxes, assessments, license fees and other public private charges when levied against the Units or this Contract; (d) to obtain a UCC, or a certificate of title if applicable, on each of the Units showing Seller's first priority security interest and to preserve and perfect that security interest; (e) to not misuse, secrete, sell, rent, lend, encumber or transfer any of the Units nor permit them to be operated by or he in the possession of any other party; (f) that Seller any enter any premises at my reasonable times to inspect the Units; (g) to not assign or encumber my of its rights or obligations under this Contract; (h) to provide Seller with quarterly and annual financial statements within 30 and 90 days, respectively, of the end of the applicable period; (i) to reimburse Seller immediately after written notice for any expenses incurred by Seller to perform any of the Obligations of Buyer, and (j) that the Units will not be used to dig, load, haul or transport environmentally hazardous materials, contaminants, or waste products.

Insurance and Risk of Loss: All risk of loss, damage or destruction of the Units will at all times be on Buyer. Buyer will keep the Units insured at Buyers expense against (i) liability for not less than $1,000,000 per occurrence, and
(ii) loss or damage by fire, theft and other customary risks for the greater of the Units' full insurable value or the Indebtedness. with a deductible not to exceed $2,500 per Unit. Coverage and insurer will be subject to Seller's reasonable approval (with the insurer being rated not less than B+ by A. M. Best. with a financial class size of at least VIII, with Seller being named an additional insured and/or loss payee on the policies, as applicable. Each policy will further provide that Seller's interest can not be invalidated by any act, omissions or neglect of any party other than Seller and that the insurer will give Seller thirty days advance written notice of any policy cancellation or non-renewal, whether such cancellation or non-renewal is at the direction of Buyer or insurer. Buyer will promptly deliver a copy of each policy or insurance certificate to Seller and proof of renewal at least 30 days prior to expiration or cancellation. If Buyer fails to so insure the Units, Seller may purchase such insurance at Buyer's expense. purchase of which need not include liability or protection of Buyer's interest. Buyer hereby irrevocably appoints Seller as Buyer's attorney-in-fact to execute and endorse all documents, checks, or drafts in Buyer's name and to submit any proof of loss to collect such insurance.

Duty to Pay: Any warranty, service contract, insurance policy or other service financed through this Contract is separate and independent of this Contract and is the sole obligation of the issuer of such warranty, service contract, insurance policy or other service. Buyer shall pay each Installment on time regardless of any claimed defect in the Units or any other entity's breach of any warranty, service contract or insurance policy. Each Installment is due monthly without notice beginning on the "Starting Date" and continuing on the same day of each month thereafter.


CONSTRUCTION 6.01                     -2(3)

Late Charge: A late charge of 5% of any overdue amount on any Installment will be charged for each Installment not received in full in immediately good funds within ten (10) days of its due date. All other Indebtedness due from Buyer to Seller not paid by its respective due date and, after acceleration, the entire unpaid balance of the Total Obligation, will bear interest at the rate of 18% per annum or such lesser rate as is required under applicable law. All payments may at the option of the Seller be applied first to late charges, then to other charges, and then to accrued and unpaid interest and last to the unpaid principal balance.

Events of Default: Each of the following is an "Event of Default" under this
Contract: (a) Buyer fails to pay any Installment to Seller in full when due or fails to make any other payment of the Indebtedness; (b) Buyer breaches any provision, representation, or warranty of this Contract, or any other contract held by or agreement with Seller, and fails to cure such breach after ten (l0) days' written notice; (c) any of the Units arc lost, severely damaged, destroyed or seized: (d) Buyer or any guarantor dies, becomes insolvent, or ceases to do business in the ordinary course. or has a material adverse change in its management; (e) a petition in bankruptcy is filed by or against Buyer or any guarantor; (f) Buyer admits its inability to pay its debts as they come due or a receiver is appointed for Buyer or any guarantor, and (g) any guarantor, surety or endorser for Buyer defaults in any obligation or liability to Seller. Whenever an Event of Default exists under this Contract or any other agreement hell by Seller, all debts and contracts, if Seller so elects, will become immediately due and payable.

Remedies: Upon the occurrence of an Event of Default, and in addition to all other rights and remedies available under applicable law, Seller may (i) at its option, declare all of the Indebtedness immediately due and payable; (ii) without notice or demand or legal process, take possession of the Collateral wherever located and, for this purpose, may enter upon the property occupied or under the control of Buyer; (iii) require Buyer to assemble the Collateral and make it available to Seller at a place to be designated by Seller; (iv) at the expense of Buyer, make repairs to the Units deemed necessary by Seller; and (v) with or without obtaining possession of the Collateral or any part thereof sell the same at a public or private sale(s). The proceeds of any sale(s), after deducting all expenses and costs (including reasonable attorneys' fees and expenses), shall be applied to the Indebtedness or any other indebtedness of Buyer to Seller, and any surplus remaining shall be paid to Buyer or to any other party who may be legally entitled to such surplus. At any sale or disposition, and as permitted by law, Seller may purchase any or all of the Collateral and/or accept a trade of property for all or any portion of the purchase price. Seller shall have all of the rights and remedies afforded a secured party under the Uniform Commercial Code as adopted in the State of North Carolina. All rights and remedies are cumulative, not alternative, and shall inure to the benefit of Seller and its successors and assigns. No liability shall be asserted or enforced against Seller under this Section except for Seller's intentional wrongful acts. Seller may in its sole discretion waive an Event of Default or allow a cure of an Event of Default. Any waiver will not constitute a waiver of any other Event of Default.

Consents and Waivers: To the extent permitted under applicable law, Buyer expressly consents to and authorizes a court with jurisdiction to issue, by hearing without notice, such orders as may be necessary to enforce the terms of this Contract, granting to Seller such powers as Seller shall need to enforce this Contract. Any such court is directed to not require a bond of Seller, the parties agreeing that time is of the essence to protect Seller. To the extent permitted under applicable law, Buyer expressly waives any notice of sale or other disposition of the Collateral and of any other exercise of any right or remedy of Seller existing after the occurrence of an Event of Default and, that to the extent that such notices cannot be waived, notices shall be in writing, given to Buyer at the address set forth on page 1 (or m such other address as provided in writing by Buyer) by registered or certified mail at least five (5) days before the date of sale. Notices given in accordance with the preceding sentence shall be deemed reasonable and to fully satisfy the requirement for the giving of notice to Buyer.

Governing Law: This Contract is effective when accepted by Assignee at its principal place of business in North Carolina and is governed by the substantive (not conflicts) laws of the State of North Carolina.

Miscellaneous: To the extent permitted under applicable law, Buyer waives all exemptions, acceptances, presentment, demand for payment, notice of non-payment, protest, notice of protest, notice of dishonor, and all notices in connection with this Contract. filing of suit, and diligence in collecting the Indebtedness or enforcing any provision of this Contract. To the extent any provision of this Contract shall be determined unenforceable under applicable law, such provisions shall be revised to the minimum extent necessary to make such provision enforceable and all of the other provisions shall be enforceable in accordance with their terms. Buyer agrees to pay on demand. all attorneys' fees and all other costs and expenses which may be incurred by Seller in the enforcement of this Contract or in any way arising out of, the protection, assertion or enforcement of this Contract, whether or not suit is brought. Said fees are recoverable whether incurred in any bankruptcy, insolvency or receivership proceedings. Buyer shall be further liable for all costs and expenses of any nature whatsoever incurred by Seller in any repossession, recovery, storage, repair, sale, release or other disposition of the property, plus interest on each of the foregoing at the rate of 18% per annum from the date said costs and expenses are incurred. Buyer hereby appoints Seller as agent for the benefit of Buyer and grants Seller an irrevocable power of attorney to (i) correct obvious errors and fill in such blanks as serial numbers, date of first payment and similar provisions: (ii) take any and all actions and to execute and file all documents necessary to establish, maintain, and continue the perfected security interest of Seller in the Units, in the name of and on behalf of Seller, at Buyer's sole cost and expense; and (iii) to endorse Buyer's name to any title application, registration, licensing, and related documents for the purpose of securing certificates of title, registrations, and licenses, if any, issued showing Buyer's interests in and/or ownership of Units and other equipment. This power of attorney is coupled with an interest and is irrevocable during the term of this Contract. Buyer shall take all actions and execute and file all documents reasonably requested by Seller to establish, maintain, and continue the perfected security interest of Seller. Buyer shall, within ten (10) days after receipt of notice from Seller, pay all costs and expenses of filing and recording (including the costs of all searches deemed necessary by Seller) to establish, maintain, and determine the validity and priority of Sellers security interest. Any documentation fee may reimburse and/or compensate Seller or Assignee for documenting the transactions contemplated in this Contract and may result in profit to Seller and/or Assignee. The terms "Buyer;" "Seller," "Assignee," and guarantors shall include heirs, executors, administrators, successors or assigns of those parties. The headings at the beginning of each section of this Contract are solely for convenience and do not modify any section. Time is of the essence of this Contract.

Entire Agreement: This Contract which Buyer acknowledges reading it in its entirety, together parties with any written riders executed by both Buyer and Seller, constitutes the entire agreement between the panics concerning the financing of the Units. No modification of this Contract shall be enforceable unless included in a written document duly executed by both Buyer and an officer of Seller.







Sellers Initials:                                     Buyers Initials:  /s/
                ---------                                              ---------

CONSTRUCTION 6.01                  -3(3)


    VOLVO                                                                                  Credit Sales Contract - E
                                                                                       (Corporation or Other Entity)
Volvo Commercial Finance LLC The Americas                                                        (Security Agreement


                                                                                         --------------------------
                                                                                         Customer No.  Schedule No.
                                                                                         066-502354    001
                                                                                         --------------------------

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                                     DESCRIPTION OF UNITS PURCHASED AND FINANCED (The "Units")
---------------------------------------------------------------------------------------------------------------------------------
     Make            Model               Description             Serial No.            Attachments          Amt. Financed
---------------------------------------------------------------------------------------------------------------------------------
Volvo           A30C              Articulated Hauler          A30CV60032                                  180,430.00

Address(es) where Units will be located:

                                    3430 E. Flamingo Road, Suite 100
                                    Las Vegas, Nevada 89121
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                       TRADE-IN DESCRIPTION                      1.  Unit Cash Sales Price           168,000,00
--------------------------------------------------------------
N/A                                                              2.  Net Trade-in Allowance                0.00
                                                                     (Net Value minus Total liens)

                                                                 3.  Subtotal(1 minus 2)                              168,000,00

                                                                 4.  Sales Tax                        12,180.00

--------------------------------------------------------------   5.  Unit Insurance                        0.00
     Total Value:      N/A  Total Liens:       N/A
==============================================================   6.  Other Insurance                       0.00
Interest Rate: 0.00%
--------------------------------------------------------------   7.  Documentation Fees                  250.00
     Buyer Agrees to pay the "Total Obligation"
     (Item 14) In accordance with the following                  8.  Registration/Title Fees               0.00
     schedule (and any additional page(s) of such
     schedule attached hereto).                                  9.  Other Charges (Describe)              0.00

No. of Installments   Start/Due Date  Payment Amt.    Total          ---------------------------           0.00

                1            10/2001      5,012.10    5,012.10       ---------------------------           0.00

               35            11/2001      5,011.94  175,417,90       ---------------------------           0.00

                                                                     ---------------------------           0.00
Total No. Payments                36 Total Amount:  180,430.00
==============================================================       ---------------------------           0.00
If shown in this box, Buyer has elected to finance certain      10.  Total itemized Charges
insurance and other services through this Contract. The terms
of tech service are contained in separate agreement(s), Buyer        (4 through 9)                                     12,430.00
has received copies of such agreements, and Buyer agrees                                                             -----------
that such agreements are not part of this Contract.

                                Policy           Total Charge   11.  Cash Down Payment                                      0.00
                                 term

        (Item 5) Unit Insurance:    N/A                   N/A   12.  Amount Financed (3+10-11)                        180,430.00

        (Item 6) Other Insurance:   N/A                   N/A   13.  Finance Charge                                         0.00

        (Item 9) Other Charges:     N/A                   N/A   14.  Total Obligation (12+13)                         180.430.00
=================================================================================================================================

Credit Sale: The undersigned buyer (the "Buyer") has chosen to purchase and hereby purchases on credit the Units from the undersigned seller (the "Seller") and agrees to pay in full the Total Obligation set forth In Item 14 above, in addition to the Total Obligation, Buyer agrees to pay all other amounts owed to Seller under this Contract (collectively, the "Indebtedness") when due. Buyer may prepay the Total Obligation in whole or in part on any Installment Due Onto by (i) giving Seller at least thirty (30) days' prior written notice of such prepayment and (ii) paying to Seller the amount of the unpaid balance of the Amount Financed being prepaid on such Installment Due Date, the Installment due on such Installment Due Date, and all other amounts of the Indebtedness then due and remaining unpaid under this Contract.

Security Interest: In order to secure payment of the Indebtedness and all other debts and obligations at any time owing from Buyer to Seller. Buyer hereby grants to Seller a security interest in and to the Units, together with all present and future attachments, accessions, replacements, parts, substitutions, chattel paper, and proceeds, including amounts payable under any Insurance policies (the "Collateral"). Buyer agrees that a photocopy or other reproduction of this Contract or of any financing statement may be filed as a financing statement.



Seller's Initials:                                   Buyer's Initials: /s/
                -----------------                                     ---------

CONSTRUCTION 6.01
                                      -1(3)